Exhibit 99.1
: THFF

Forward-looking Information This presentation contains future oral and written statements of the Company and its management, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements are generally identifiable by the use of words such as “believe”, “expect”, “anticipate”, “estimate”, “could”, and other similar expressions. All statements in this presentation, including forward-looking statements, speak only as of today’s date, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. Additional information is included in the Company’s filings with the Securities and Exchange Commission. Factors that could have a material adverse effect on the Company’s financial condition, results of operations and future prospects can be found in the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and elsewhere in the Company’s periodic and current reports filed with the Securities and Exchange Commission. These factors include, but are not limited to, the effects of future economic, business and market conditions and changes, domestic and foreign, including competition, governmental policies and seasonality; legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by Company regulators, and changes in the scope and cost of FDIC insurance and other coverages; the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand and other interest sensitive assets and liabilities; the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses, analysis of capital needs and other estimates; changes in borrowers’ credit risks and payment behaviors; and changes in the availability and cost of credit and capital. 2

Norman D. Lowery President & Chief Executive Officer Rodger A. McHargue Chief Financial Officer, SVP Stephen P. Panagouleas Chief Credit Officer, SVP 3

Illinois 26 Banking Centers Indiana 22 Banking Centers 4 Loan Offices Kentucky 16 Banking Centers Tennessee 16 Banking Centers 3 Loan Offices First Financial Corporation Indiana’s first multi-bank holding company Established 1984 90 Locations 83 full-service banking centers 7 loan production offices $5.5 Billion in Assets $1.9 Billion Trust and Assets Under Management First Financial Bank Primary subsidiary founded in 1834 Oldest national bank in Indiana 5th oldest national bank in the U.S. Terre Haute, Indiana Headquarters 4 Georgia 3 Banking Centers

Best Bank Tribune-Star Readers’ Choice Top 50 Best U.S. Bank Bank Director Magazine Our Vision To be the foundation of community prosperity and trust for generations to come. Our Mission Empowering you with secure and innovative financial solutions focusing on quality of life. Our Values Start with SOUNDNESS The strongest foundation for success is based on experience and stability. Prioritize GROWTH Avoiding complacency with a focus on continuous improvement. Deliver VALUE Solve for every client need. Find the SOLUTION Get the job done, obstacles are not excuses, they are opportunities. Be ACCOUNTABLE Set ambitious goals and communicate transparently. Build COMMUNITY Foster a culture of respect, belonging, & support, internally and externally. 5 5-Star Rating BauerFinancial Best Ag Lender Pennyrile's Best Magazine

TBV $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 3Q24 10 YR CAGR 4.37% Strong Capital Key Capital Ratios and Per Share Data As of September 30, 2024 0.00% 3.50% 7.00% 10.50% 14.00% 17.50% 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 3Q24 TCE Total Risk Based 13.34% Tier 1 Risk Based 12.31% Tier 1 Leverage 10.25% Book Value $47.93 Tangible Book Value $37.84 6

2.37 2.55 2.35 3.12 2.38 3.80 3.80 3.93 4.02 5.82 5.08 2.63 '- 1.50 3.00 4.50 6.00 7.50 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD 2024 Earnings and Dividends Per Share EPS Dividends Paid 10 YR CAGR 2013 - 2023 EPS 11.43% Dividends 3.33% History of Earnings and Dividend Growth 7

Announced Repurchase Amount Shares Amount Completed April 21, 2022 10% 1,243,531 In Progress ** July 21, 2021 5% 652,411 $28,335,713 3/4/22 October 29, 2020 5% 685,726 $29,300,476 6/25/21 February 3, 2016 5% 637,500 $21,677,750 11/30/20 August 25, 2014 5% 667,700 $21,627,262 8/19/15 **As of 09/30/2024 purchased 724,671 for $29,132,283. 518,860 shares remain. History of Shares Repurchases 8

FFIEC BHC UBPR Data Return on Assets 1.61 1.22 1.32 1.12 1.00 0.88 0.93 0.91 0.84 0.91 0.93 0.90 0.90 0.98 0.94 0.79 0.71 0.72 '- 2016 2017 2018 2019 2020 2021 2022 2023 2Q24 FFC Peer Non-interest Income % Avg Assets FFIEC BHC UBPR Data 1.30 0.98 1.56 1.42 1.25 1.10 1.41 1.22 0.92 0.95 0.93 1.22 1.19 0.97 1.25 1.17 1.06 1.01 '- 2016 2017 2018 2019 2020 2021 2022 2023 2Q24 FFC Peer Better than Peer Performance 9

Net Interest Income Loan Growth Driving Growth in Income 107,857 116,579 131,652 146,346 143,401 165,042 167,262 125,384 4.11 4.32 4.25 4.05 3.20 3.55 3.78 3.63 2.00 3.00 4.00 5.00 6.00 '- 42,500 85,000 127,500 170,000 212,500 2017 2018 2019 2020 2021 2022 2023 3Q24 12.37% CAGR NII NIM $’s in (000’s) 10

Balance ($000) Commercial Loans By State Total $3,715,235 Diversified Loan Portfolio As of 9/30/24 11 Loan Portfolio Commercial 70.28% Consumer 21.84% Residential 7.87% Commercial $2,611,188 Consumer $811,533 Residential $292,514 IN 44.25% IL 11.10% KY 8.58% TN 26.87% GA 1.88% Other 7.32%

FFIEC BHC UBPR Data • Centralized committee structure • We are an in-market lender to clients • Disciplined underwriting Net Charge-offs 0.05% 0.07% 0.06% 0.05% 0.15% 0.14% 0.00% 0.04% 0.08% 0.11% 0.15% '- 800 1,600 2,400 3,200 4,000 4,800 5,600 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 Dollar ($000) % Total Loans 1.29% 1.28% 1.26% 1.25% 1.20% 1.24% 1.13% 1.25% 1.38% 38,250 38,500 38,750 39,000 39,250 39,500 39,750 40,000 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 Amount ($000) % Total Loans Reserves / Loans Non-Performing Assets NPA ($000) Total NPAS/ Loans 3Q23 15,671 0.40% 4Q23 24,556 0.78% 1Q24 24,252 0.76% 2Q24 18,978 0.50% 3Q24 17,179 0.38% Strong Asset Quality 12

Total Portfolio Loan Growth Strong Growth Strategy Driving Results $1,953,988 $2,656,390 $2,610,294 $2,815,895 $3,067,438 $3,167,821 $3,715,235 35.95% -1.74% 7.88% 8.93% 3.27% 17.28% -10.00% -5.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% 45.00% 1,000,000 2,000,000 3,000,000 4,000,000 2018 2019 2020 2021 2022 2023 3Q24 Portfolio… Growth 5 Yr. CAGR = 12.42% $’s in (000’s) 13

Total Loans $812,533,060 97.14% Secured Consumer Loans 68.4% ≥ 700 FICO 18.5% ≥ 650 to 699 9.4% ≥ 600 to 650 3.6% < 600 (1.0% No Score) 68.85% Indirect Auto ($558,742,962) 13.03% New ($72,804,208) 86.97% Used ($485,938,754) Asset Quality 30 – 89 day YTD Average Past Due 1.389% Consumer Loan Portfolio As of 9/30/24 14 $135,772,113 HELOC 16.73% $93,844,260 Direct Auto 11.56% $558,742,962 Indirect Auto 68.85% $17,834,798 Other 2.20% $5,338,928 Credit Card 0.66%

$165,765,278 $95,019,127 15 Mortgage Loan Portfolio As of 9/30/24 Total Loans $292,514,400 62.91% YTD Production is Sold • $31.8 Million YTD New Production Sold • Average New Production LTV 78.53% • Average New Production FICO 740 • Average New Production DTI 34.74% • Average Loan Amount is $167,531 37.09% YTD Production is Portfolio • Underwritten to FHLMC Guidelines • Average credit score 722 • Average DTI 38.46% • Average Amortized LTV 76.65% • Portfolio Updated LTV 50.8% • Average Portfolio Yield 5.34%, above Peer Avg. of 4.74% Asset Quality • YTD average past due 1.279% Fixed 35.31% $103,287,204 Adjustable 64.69% $189,227,196

Residential/Multi- Family 39.50% Commercial Income Property 15.57% NOO Retail/Restaurants 12.31% Hotels and Motels 7.38% Owner Occupied CRE 10.48% Residential & Non-Residential Property Managers 3.22% Lessors of Other Real Estate Property 5.80% Mini-warehouses/Self Storage 1.33% Single Family Housing/Subdivisions 2.73% Land Development 1.66% Commercial Real Estate Loan Mix As a % of CRE(Period Ended 9/30/24) 16 Residential/Multi-family $569,120,226 Commercial Income Property $224,391,845 NOO Retail $177,344,377 Owner Occupied CRE $150,986,590 Hotel/Motel $106,395,953 Lessors of Other Real Estate Property $83,547,244 Residential & Non-Residential Property Management $46,397,757 Single Family Housing $39,403,990 Land Development $23,974,288 Mini-warehouse/Self-Storage $19,220,053 Total $1,440,782,323

Agriculture 22.527% Construction 9.440% Health Services 6.649% Banking & Financial Services 4.339% Floor Plan & Auto Industry 3.181% Retail Eating Establishments 2.745% Other Retail+Convenience 5.200% Transportation & Utilities 4.239% Manufacturing 4.267% Personal Services 13.017% Government Entities 6.927% Schools 1.416% Forestry, Oil/Gas & Energy 4.401% Religious Organizations 1.281% Amusement & Recreation 2.245% Wholesale Distribution 2.110% All All Other 6.017% 17 Commercial & Industrial Loan Mix As a % of Total C & I Loans (Period Ended 9/30/24) Agriculture $263,656,689 Personal Services $152,352,946 Construction $110,486,175 Government Entities $81,075,239 Health Services $77,817,080 Other Retail + Convenience $60,855,321 Forestry, Oil, Gas & Energy $51,513,859 Banking & Financial Services $50,781,371 Manufacturing $49,942,184 Transportation & Utilities $49,614,637 Floor Plans & Auto Industry $37,225,223 Retail Eating Establishments $32,129,064 Amusement & Recreation $26,272,887 Wholesale Distribution $24,700,766 Schools $16,576,302 Religious Organizations $14,987,208 All Other $70,418,724 Total $1,170,405,676

Commercial Production Pipeline As of 09/30/24 18 Region Pipeline New Money Central $156,300,000 $66,000,000 West $167,700,000 $95,000,000 Southern $181,400,000 $170,000,000 Mid-South $472,200,000 $364,000,000 Indy / Ft. Wayne LPO $212,300,000 $169,000,000 East TN $29,200,000 $23,000,000 Total $1,219,100,000 $887,000,000 Production YTD Current Pipeline Dollars Region Term Production Line Production Central $75,151,625 $12,612,675 West $29,107,332 $3,775,000 Southern $91,671,390 $25,541,050 Mid-South $77,719,398 $23,642,168 Indy / Ft. Wayne LPO $70,619,624 $1,000,000 East TN $13,484,500 $16,179,853 Total $357,753,870 $82,750,746 Region Pipeline $ Terre Haute Market Area $27,400,000 Champaign, IL MSA Bloomington, IL MSA $17,700,000 Vincennes Market Area $46,250,000 Clarksville, TN / Nashville, TN / Murfreesboro, TN $218,700,000 Central Indiana / Indpls. MSA $149,600,000 Chattanooga/Knoxville $105,700,000 All Other Markets $321,650,000 Total $887,000,000 Current New Money Pipeline by Location

Strong Core Deposit Franchise Deposit Mix 0.63% 0.38% 0.25%0.19%0.16%0.17%0.25% 0.37% 0.56% 0.36% 0.20% 0.38% 1.26% 1.85% 0.00% 0.45% 0.90% 1.35% 1.80% 2.25% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD 2024 Cost of Deposits 0.16 0.23 0.32 0.50 0.32 0.18 0.36 1.23 1.69 0.45 0.54 0.75 0.95 0.54 0.20 0.44 1.74 2.06 '- 0.40 0.80 1.20 1.60 2.00 2.40 2016 2017 2018 2019 2020 2021 2022 2023 2Q24 YTD BHC UBPR Interest Expense FFC Peer FFIEC BHC UBPR Data Non-interest bearing Demand & Savings Time 69.1% 18.1% 12.8 Brokered CDs, 0.0% Average account tenure 13.4 years Estimated uninsured deposits as 37.2% of total deposits Estimated uninsured less collateralized as 20.6% total deposits 19

$90,308 $88,747 $91,289 $104,348 $112,758$117,406 $126,023$130,176 $104,637 0 32500 65000 97500 130000 162500 2016 2017 2018 2019 2020 2021 2022 2023 3Q24 59.4 61.62 58.43 61.23 59.87 63.33 59.51 65.26 68.42 62.21 61.22 61.65 61.22 60.88 59.84 62.03 45.0 51.0 57.0 63.0 69.0 75.0 2016 2017 2018 2019 2020 2021 2022 2Q24 FFC Peer FFIEC BHC UBPR Data Non-interest Expense Efficiency Acquired HopFed Bancorp on 7/27/2019 Acquired Hancock Bancorp on 11/5/2021 Disciplined Expense Management 20

$1.9 Billion Trust Assets Under Management Trust & Asset Management 2022 2023 Revenue ($000) 5,155 5,155 Income before Tax 1,586 1,258 Trust and Asset Management 21 Trust Services include: • Professional Farm Management • Trust Administration • Estate Administration • Retirement Services • Corporate Trust Services

Well-positioned for sustainable and profitable growth • Diversified business model with strong risk management • High-caliber team members focused on customer service and technology optimization • Expanding presence in larger growth markets • Commercial banking focus with quality core deposits • Demonstrated ability to successfully complete mergers and acquisitions • Unblemished track record of delivering shareholder value • Over 30 consecutive years of increased shareholder dividends Key Investment Points 22

2020 2021 2022 2023 3Q24 Net Interest Income 146,346 143,401 165,042 167,262 125,384 Provision 10,528 2,466 <2,025> 7,295 14,166 Non-interest Income 42,476 42,084 46,716 42,702 30,559 Non-interest Expense 112,758 117,406 126,023 130,176 104,637 Net Income 53,844 52,987 71,109 60,672 31,034 Earnings Per Share (diluted) 3.93 4.02 5.82 5.08 2.63 Total Assets 4,557,544 5,175,099 4,989,281 4,851,614 5,483,351 Net Interest Margin 4.05 3.20 3.54 3.78 3.63 Return on Average Assets 1.25 1.10 1.41 1.26 0.82 Return on Average Equity 9.07 8.87 14.37 12.47 7.80 Dollars in millions except per share data 4-Year Financial Highlights 23

Norman D. Lowery President and CEO lowerynd@first-online.com 812.238.6185 Rodger A. McHargue Chief Financial Officer, SVP rmchargue@first-online.com 812.238.6334 Stephen P. Panagouleas Chief Credit Officer, SVP spanagouleas@first-online.com 812.238.6431 Thank You! : THFF